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                                                                    Exhibit 99.1

                      AGREEMENT REGARDING THE JOINT FILING
                                 OF SCHEDULE 13G

         The undersigned hereby agree as follows:

         (i) Each of them is individually eligible to use the Schedule 13G to which this Agreement is attached as an exhibit, and such Schedule 13G is filed on behalf of each of them; and

         (ii) Each of them is responsible for the timely filing of such Schedule 13G and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

Date:    February 16, 2005       PRIMUS CAPITAL FUND IV LIMITED PARTNERSHIP

                                 By:    Primus Venture Partners IV Limited
                                        Partnership
                                 Its:   General Partner

                                 By:    Primus Venture Partners IV, Inc.
                                 Its:   General Partner

                                 By:    /s/ Steven Rothman
                                        ---------------------------------------
                                 Its:   Secretary and Treasurer


                                 PRIMUS VENTURE PARTNERS IV LIMITED PARTNERSHIP

                                 By:    Primus Venture Partners IV, Inc.
                                 Its:   General Partner

                                 By:    /s/ Steven Rothman
                                        ---------------------------------------
                                 Its:   Secretary and Treasurer


                                 PRIMUS VENTURE PARTNERS IV, INC.

                                 By:    /s/ Steven Rothman
                                        ---------------------------------------
                                 Its:   Secretary and Treasurer